UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2022

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors of PFSweb, Inc. (the "Company") recently completed a competitive process to select an independent audit firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. In conjunction with that process on September 27, 2022, BDO USA, LLP ("BDO") notified the Audit Committee Chairperson that BDO resigned as our independent registered public accounting firm, effective as of September 27, 2022.

The audit reports of BDO on the consolidated financial statements of the Company for the two most recent fiscal years ended December 31, 2021 and 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s reports dated March 31, 2021 and May 9, 2022 expressed an adverse opinion as a result of the material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the years ended December 31, 2021 and 2020.

During the fiscal years ended December 31, 2021 and 2020 and through September 27, 2022, there have been no (i) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused them to make reference to the subject matter of any such disagreements in connection with its audit reports on the financial statements for such years; or (ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K except with respect to the material weaknesses in internal controls described below.

As disclosed in Item 9A of each of the Company’s Annual Reports on Form 10-K as of and for the fiscal years ended December 31, 2021 and 2020, and Item 4 of the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2022 and March 31, 2022, the Company did not maintain effective internal control over financial reporting as a result of material weaknesses identified in its internal controls. The material weaknesses relate to (a) the order-to-cash process (specifically controls over revenue recognition pertaining to client invoicing) resulting in deficiencies in its process-level control activities, (b) internal control over financial reporting relating to accounting for unusual transactions specifically, deficiencies were identified relating to the financial reporting requirements triggered by the sale of the LiveArea business unit, including the required financial statement presentation of discontinued operations, (c) various aspects of the Company's income tax controls related to the preparation and review of its income tax provision, including the tax complexities triggered by the disposition of LiveArea in multiple jurisdictions, which management concluded such deficiencies aggregated to a material weakness, and (d) ineffective information technology general controls in the areas of user access and segregation of duties related to administration of certain information technology systems that support the Company’s financial reporting processes. In response to these material weaknesses, management, with oversight of the Audit Committee of the Board of Directors, is in the process of remediating these material weaknesses. The Company continues to implement certain remediation actions and continues to test and evaluate the elements of the remediation plan.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to the filing and requested that BDO furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the disclosures under this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of BDO's letter, dated October 3, 2022, indicating that it is in agreement with above disclosures, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On September 30, 2022, the Audit Committee of the Board of Directors of the Company engaged Whitley Penn LLP ("Whitley Penn") as the Company’s independent registered public accountant for the fiscal year ending December 31, 2022.

During the fiscal years ended December 31, 2021 and 2020, and through the subsequent interim period ended September 30, 2022, neither the Company nor anyone on its behalf has consulted with Whitley Penn regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Whitley Penn concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Whitley Penn with a copy of this Current Report on Form 8-K prior to the filing and requested Whitley Penn to furnish a letter addressed to the SEC stating whether or not it agreed with the disclosures in this Item 4.01(b) and, if not, stating the respects in which it does not agree. A copy of Whitley Penn’s letter, dated October 3, 2022, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
16.1	Letter from BDO USA, LLP
16.2	Letter from Whitley Penn LLP
104	Cover Page Interactive Data file, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: October 3, 2022	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer